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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 18, 1997


                      First Union National Bank of Georgia
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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        United States                 33-98546                58-1051808
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                        Identification
                                                                 Number)

        999 Peachtree Street
           Atlanta, Georgia                                         30309
---------------------------------------                           ----------
(Address of Principal Executive Office)                           (Zip Code)

Registrant's telephone number, including area code (404) 827-7350

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items             1-4. Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of January 1997 was delivered to Certificateholders on February 18, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of January 1997 was delivered to Certificateholders on Febraury 20, 1997.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the Febraury 18, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the Febraury 20, 1997 Distribution Date.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         FIRST UNION NATIONAL BANK OF GEORGIA



                                         By: /s/ James H. Gilbraith II
                                            ---------------------------------
                                            Name: James H. Gilbraith II
                                            Title: Vice President and
                                                   Managing Director




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                                  EXHIBIT INDEX

Exhibit                          Description                     Page
-------                          -----------                     ----
Exhibit 20.1             First Union Master Credit Card
                         Trust, Series 1996-1
                         Certificateholders' Statement
                         for the Febraury 18, 1996
                         Distribution Date.                         5

Exhibit 20.2             First Union Master Credit Card
                         Trust, Series 1996-2
                         Certificateholders' Statement
                         for the February 20, 1997
                         Distribution Date.                        14



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